INCOME TAXES - Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Jan. 31, 2019	Jan. 31, 2018
Deferred tax assets:
Net operating loss carryforwards	$ 18,769	$ 14,314
Stock-based compensation expense	1,163	831
Tax credit carryforwards	1,022	735
Other	160	377
Total deferred tax assets	21,114	16,257
Less: Valuation allowance	(21,114)	(16,257)
Net deferred tax assets